UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2011 (August 4, 2011)

UNIVERSAL CORPORATION
(Exact name of Registrant as specified in charter)

Virginia (State or other jurisdiction of incorporation)	001-00652 (Commission file number)	54-0414210 (IRS employer identification no.)
9201 Forest Hill Avenue, Richmond, Virginia (Address of principal executive offices)	23235 (Zip code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”) of Universal Corporation (the “Company”) was held on August 4, 2011.  At the 2011 Annual Meeting, upon recommendation of the Board of Directors of the Company (the “Board”), the shareholders approved the Amended and Restated Universal Corporation 2007 Stock Incentive Plan (as amended and restated, the “Plan”). The terms and conditions of the Plan are described on pages 63 through 66 of the definitive Proxy Statement for the 2011 Annual Meeting that was filed with the Securities and Exchange Commission on June 30, 2011 on Form DEF 14A (the “2011 Proxy Statement”), which description is incorporated by reference herein. The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit A to the 2011 Proxy Statement and is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2011, the Company amended its Amended and Restated Articles of Incorporation (the “Articles”) with the Virginia State Corporation Commission in order to decrease the permissible size of the Board to not less than eight. The Articles as amended is filed as Exhibit 3.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a term of three years, (ii) approved a non-binding advisory resolution approving the compensation of our named executive officers, (iii) provided a non-binding advisory vote on the frequency of the advisory vote on executive compensation, (iv) approved an amendment to the Amended and Restated Articles of Incorporation and (v) approved the Amended and Restated Universal Corporation 2007 Stock and Incentive Plan.

The Company had outstanding, as of June 15, 2011, 23,229,712 shares of Common Stock, each of which was entitled to one vote per share. The majority of the shares entitled to vote constituted a quorum.

The Company’s shareholders voted as follows:

Proposal 1 – Election of Directors

	For	Withheld	Broker Non-Votes

George C. Freeman, III	17,158,953	250,736	2,957,932

Eddie N. Moore. Jr.	14,200,997	3,208,692	2,957,932

The terms of office of the following directors continued after the 2011 Annual Meeting: John B. Adams, Jr., Chester A. Crocker, Charles H. Foster, Jr., Thomas H. Johnson, Jeremiah J. Sheehan, Robert C. Sledd and Eugene P. Trani.

Proposal 2 – Approval of a non-binding advisory resolution approving the compensation of our named executive officers

For	Against	Abstain	Broker Non-Votes

16,830,376	493,752	85,560	2,957,932

Proposal 3 – Non-binding advisory vote on the frequency of the advisory vote on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

13,511,262	78,551	3,757,594	50,559	2,969,853

Based on these results, the Board determined to hold the advisory vote on the compensation of the named executive officers annually until the next shareholder vote on the frequency of such advisory votes.

Proposal 4 – Approval of an amendment to the Amended and Restated Articles of Incorporation

For	Against	Abstain	Broker Non-Votes

19,859,663	438,977	68,981	0

Proposal 5 – Approval of the Amended and Restated Universal Corporation 2007 Stock and Incentive Plan

For	Against	Abstain	Broker Non-Votes

16,660,517	676,932	72,239	2,957,932

No other matters were voted upon at the 2011 Annual Meeting.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

	3.1	Amended and Restated Articles of Incorporation of Universal Corporation as amended, effective August 9, 2011

10.1
Amended and Restated Universal Corporation 2007 Stock and Incentive Plan, effective August 4, 2011 (incorporated by reference to Exhibit A to Universal Corporation’s Definitive Proxy Statement for the 2011 Annual Meeting on Form DEF 14A)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 9, 2011

UNIVERSAL CORPORATION By: /s/ Preston D. Wigner Preston D. Wigner Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3.1	Amended and Restated Articles of Incorporation of Universal Corporation as amended, effective August 9, 2011

10.1
Amended and Restated Key Universal Corporation 2007 Stock and Incentive Plan, effective August 4, 2011 (incorporated by reference to Exhibit A to Universal Corporation’s Definitive Proxy Statement for the 2011 Annual Meeting on Form DEF 14A)